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                                                                Exhibit 10.3


                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as June 30, 2000, by and between DirectCom, Inc. (the "Seller") and North American Communications, Inc. (the "Purchaser").

                                    RECITALS

         WHEREAS, the Seller owns two hundred thirty-two and one-third (232 and 1/3) shares (or 82%) of the Common Stock (the "Shares") of Color Graphics, Inc. (the "Company");

         WHEREAS, the Seller wishes to convey to the Purchaser, and the Purchaser wishes to purchase, the Shares; and

         WHEREAS, following the consummation of the transaction described herein, the Purchaser shall own all the Seller's shares of Common Stock of the Company.


                                    AGREEMENT

         In consideration of the foregoing and of the covenants and agreements contained herein, the parties hereto agree as follows:

         1.     Transfer of Shares. Subject to the terms and conditions of this
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Agreement, at Closing (as defined below), the Seller shall sell the Shares to the Purchaser, and the Purchaser shall purchase the Shares from the Seller.

         2.     Closing.  The transfer of the Shares contemplated hereby shall
                -------
occur on the date of this Agreement (the "Closing").

         3.     Purchase Price. The aggregate purchase price for the Shares
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shall be $800,000 (the "Purchase Price"), and shall be paid to the Seller by the
Purchaser by certified or cashier's check payable to the order of Seller or by wire transfer pursuant to the schedule set forth below. The unpaid balance of the Purchase Price shall bear simple interest at the rate of 8% per annum (computed on the unpaid balance of the Purchase Price from time to time outstanding).

                (a)  $200,000 shall be paid at Closing.

                (b) $200,000 shall be paid on the one year anniversary of the date of Closing (or if any such day is not a business day, the immediately following business day).

                (c) $200,000 shall be paid on the second year anniversary of the date of Closing (or if any such day is not a business day, the immediately following business day).
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                (d)  $200,000 shall be paid on the third year anniversary of the date of Closing (or if any such day is not a business day, the immediately following business day).

         4.     Delivery.  At Closing, the Seller shall deliver to the Purchaser
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stock certificates representing the Shares, duly endorsed or accompanied by stock powers duly executed in blank, and otherwise in form acceptable for transfer on the books of the Company.

         5.     Representation by Seller. The Seller hereby represents that, as
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of the date hereof, (i) Seller has good title to the Shares; (ii) Seller has full right and power to sell the Shares; and (iii) the Shares shall be transferred free and clear of any lien, pledge, security interest, encumbrance or claim of any kind whatsoever.

         6.     Severability. If any term or provision of this Agreement is held
                ------------
by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby declared to be the intention of the parties that they would have executed the remaining terms and provisions without including any of such which may be hereafter declared invalid, void or unenforceable.

         7.     Entire Agreement. This Agreement contains the entire
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understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

         8.     Counterparts; Facsimile Signatures.  This Agreement may be
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executed in multiple counterparts, and such counterparts shall together constitute one and the same instrument. Facsimile signatures shall have the same binding effect as original signatures.

         9.     Governing Law.  This Agreement shall be governed by the laws of
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the State of Delaware (excluding the effect of any principles of conflict of laws which may otherwise be applicable).

                            [Signature Page Follows]


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         IN WITNESS WHEREOF, this Agreement has been duly executed under seal and delivered by the undersigned as of the day and year first above written.

                                            SELLER:

                                            DIRECTCOM, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            PURCHASER:

                                            NORTH AMERICAN COMMUNICATIONS, INC.

                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


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